UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2021

PerkinElmer, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-05075	04-2052042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

940 Winter Street, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

781-663-6900

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	PKI	The New York Stock Exchange
1.875% Notes due 2026	PKI 21A	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 21, 2021, PerkinElmer, Inc. (the “Company”) filed a Current Report on Form 8-K reporting that on September 17, 2021 the Company, through its direct, wholly owned subsidiaries, Burton Acquisition I, Inc. (“Merger Sub I”) and Burton Acquisition II, Inc. (together with Merger Sub I, the “Merger Subs”), completed its acquisition of BioLegend, Inc. (“BioLegend”) pursuant to the Agreement and Plan of Merger dated as of July 25, 2021 (the “Merger Agreement”) by and among the Company, the Merger Subs, BioLegend and Gene Lay, solely in his capacity as the stockholder representative thereunder.

This Current Report on Form 8-K/A amends the original Form 8-K to provide the historical financial statements of BioLegend required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b).

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated financial statements of BioLegend, Inc. and subsidiaries (“BioLegend”) as of and for the year ended December 31, 2020 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein. The unaudited condensed consolidated financial statements of BioLegend as of and for the six months ended June 30, 2021 are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated by reference herein. The consent of BioLegend’s independent auditors is attached hereto as Exhibit 23.1.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company and BioLegend for the year ended January 3, 2021 and for the six months ended July 4, 2021 is included as Exhibit 99.5 to this Current Report on Form 8-K/A and is incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

2.1(1)	Agreement and Plan of Merger, dated as of July 25, 2021, by and among PerkinElmer, Inc., Burton Acquisition I, Inc., Burton Acquisition II, Inc., BioLegend, Inc. and Gene Lay, solely in his capacity as the Stockholder Representative (incorporated herein by reference to Exhibit 2.1 to PerkinElmer, Inc.’s Current Report on Form 8-K filed with the SEC on July 27, 2021 (File No. 001-05075)).

4.1	Indenture, dated as of October 25, 2011, by and between the Company and U.S. Bank National Association (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 27, 2011 (File No. 001-05075)).

4.2	Seventh Supplemental Indenture, dated as of September 10, 2021, by and between the Company and U.S. Bank National Association, as trustee (including the form of note contained therein) (incorporated herein by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on September 10, 2021 (file No. 001-05075)).

23.1	Consent of Independent Auditors

99.1	Term Loan Credit Agreement, dated as of August 11, 2021, among PerkinElmer, Inc., Bank of America, N.A. as Administrative Agent and the Lenders party thereto (incorporated herein by reference to Exhibit 99.1 to PerkinElmer, Inc.’s Current Report on Form 8-K filed with the SEC on August 12, 2021 (File No. 001-05075)).

99.2	Credit Agreement, dated as of August 24, 2021, among PerkinElmer, Inc., PerkinElmer Health Sciences, Inc., PerkinElmer Life Sciences International Holdings, PerkinElmer Global Holdings S.à r.l. and PerkinElmer Health Sciences B.V. as Borrowers, Bank of America, N.A. as Administrative Agent, Swing Line Lender and an L/C Issuer, the Lenders party thereto and the other L/C Issuers party thereto (incorporated herein by reference to Exhibit 99.1 to PerkinElmer, Inc.’s Current Report on Form 8-K filed with the SEC on August 25, 2021 (File No. 001-05075)).

99.3	Audited Consolidated Financial Statements of BioLegend, Inc. and subsidiaries as of and for the year ended December 31, 2020 and notes thereto.

99.4	Unaudited Condensed Consolidated Financial Statements of BioLegend, Inc. and subsidiaries as of and for the six months ended June 30, 2021 and notes thereto.

99.5	Unaudited Pro Forma Condensed Combined Financial Information for the year ended January 3, 2021 and for the six months ended July 4, 2021 and notes thereto.

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibit 101)

(1)

The exhibits and schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish copies of any of such exhibits or schedules to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERKINELMER, INC.

Date: November 4, 2021	By:	/s/ Joel S. Goldberg
	Name:	Joel S. Goldberg
	Title:	Senior Vice President, Administration, General Counsel and Secretary